U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 5, 2002

                         COMMISSION FILE NUMBER: 0-21322

                              Out Takes, Inc.

             (Exact name of registrant as specified in its charter)


           Delaware                                      95-4363944
--------------------------------------             -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
or organization


3811 Turtle Creek Blvd., Ste. 350, Dallas, Texas               75219

(Address of principal executive offices)                        (Zip Code)
--------------------------------------                       ----------------



                   Registrant's telephone number: (214) 528-8200


                                       NONE

     ------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 1.   Not Applicable

Item 2.    Acquisition or Disposition of Assets

           Not Applicable

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           On August 5, 2002, Registrant engaged Stonefield Josephson, Inc., Certified Public Accountants, 18500 Von Karman Avenue, Ste. 560, Irvine, California, as its independent accountant, in place and in stead of Rogelio G. Castro. The former accountant was dismissed by the company in July, 2002. The principal accountant's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the board of directors of the company. There were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

Item 5.    Other Events

     Not applicable

Item 6.  Resignations of Registrant's Directors

     Not applicable


Item 7.    Financial Statements and Exhibits

    Not applicable

     (c)   Exhibits.

          1.  Letter of Rogelio G. Castro dated August 26, 2002.

                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2002

Out Takes, Inc.

    James C. Harvey
-----------------------------
By: Chairman, Chief Executive Officer,
Secretary, Director

<EXHIBIT>
Exhibit 1.  Letter of Rogelio G. Castro dated August 26, 2002.

ROGELIO G. CASTRO
Certified Public Accountant
463 West Fifth Street
Oxnard, California 93030
Telephone: (805) 486-5630


August 26, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Re: Out Takes, Inc.
    Commission File No. 0-21322


Dear Securities and Exchange Commission:

I am the former accountant for the above-referenced company. I have reviewed the company's disclosures contained in Item 4 of their current report on From 8-K, and agree with them.

Sincerely yours,

Rogelio G. Castro
------------------
ROGELIO CASTRO
Certified Public Accountant